DIREXION SHARES ETF TRUST
Direxion Daily MSCI India Bull 3X Shares (INDL)
Direxion Daily Latin America Bull 3X Shares (LBJ)
Direxion Daily Robotics, Artificial Intelligence, & Automation Index Bull 3X Shares (UBOT)
(the “Funds”)

Supplement dated October 9, 2020 to the
Summary Prospectuses and Prospectus
each dated February 28, 2020, as last supplemented

Effective after market close on October 29, 2020, the Board of Trustees of Direxion Shares ETF Trust (“Trust”), based upon the recommendation of Rafferty Asset Management, LLC, the adviser for the Funds, each a series of the Trust, has approved the below revisions to the Funds’ names, investment objectives, and investment strategies. During the transition period leading up to the changes noted below, some, or all, of the Funds may not achieve their current investment objectives of seeking daily leveraged investment results, before fees and expenses, of 300% of the performance of their underlying index.
* * * IMPORTANT NOTICE REGARDING CHANGE OF INVESTMENT POLICY * * *
Effective after market close on October 29, 2020, each of the Funds’ names will be changed as follows:
Current Fund Name	New Fund Name
Direxion Daily MSCI India Bull 3X Shares	Direxion Daily MSCI India Bull 2X Shares
Direxion Daily Latin America Bull 3X Shares	Direxion Daily Latin America Bull 2X Shares
Direxion Daily Robotics, Artificial Intelligence, & Automation Index Bull 3X Shares	Direxion Daily Robotics, Artificial Intelligence, & Automation Index Bull 2X Shares
Effective after market close on October 29, 2020, each Fund’s investment objective will be changed to seek daily leveraged investment results, before fees and expenses, of 200% of the daily performance of the Fund’s underlying index, as shown below:
Fund	Underlying Index	New Daily Leveraged Investment Objective
Direxion Daily MSCI India Bull 2X Shares	MSCI India Index	200%
Direxion Daily Latin America Bull 2X Shares	S&P Latin America 40 Index	200%
Direxion Daily Robotics, Artificial Intelligence, & Automation Index Bull 2X Shares	Indxx Global Robotics and Artificial Intelligence Thematic Index	200%
In connection with these changes, any and all references to 300% will be replaced with 200%.
Principal Risk Changes
Any and all references to 300% or -300% in the Principal Investment Risks sections of the Summary Prospectuses and in the Additional Information Regarding Principal Risks section in the Statutory Prospectus are replaced with 200% or -200%, respectively. Additionally, the following risks are revised in their entirety as follows:
Effects of Compounding and Market Volatility Risk
Each Fund has a daily leveraged investment objective and a Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from underlying index’s performance times the stated multiple in a Fund’s investment objective, before fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds, particularly during periods of higher index volatility. A Fund does not attempt to, and should not be expected to, provide returns, before fees and expenses, which are 200% of the performance of its underlying index for periods other than one trading day. The impact of compounding will affect each shareholder differently depending on the period of time an investment in a Fund is held and the volatility of its underlying index during the period an investment in a Fund is held. The effect of compounding becomes more pronounced as volatility and a shareholder’s holding period increase.
Over time, the cumulative percentage increase or decrease in the value of a Fund’s portfolio may diverge significantly from the cumulative percentage increase or decrease in 200% of the return of a Fund's underlying index due to the compounding effect of losses and gains on the returns of a Fund. It also is expected that a Fund's use of leverage will cause a Fund to underperform the return of 200% of its underlying index in a trendless or flat market.

The chart below provides examples of how index volatility could affect a Fund’s performance. An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of the index. Fund performance for periods greater than one one single day can be estimated given any set of assumptions for the following factors: a) index volatility; b) index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in its underlying index. The chart below illustrates the impact of two principal factors – index volatility and index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of index volatility and index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in its underlying index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure for the Bull Funds)
of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be worse than those shown.
As shown below, a Fund would be expected to lose 6.1% if its underlying index provided no return over a one year period during which its underlying index experienced annualized volatility of 25%. If its underlying index’s annualized volatility were to rise to 75%, the hypothetical loss for a one-year period for a Fund widens to approximately 43%.
At higher ranges of volatility, there is a chance of a significant loss of value in a Fund. For instance, if an underlying index’s annualized volatility is 100%, a Fund would be expected to lose approximately 63.2% of its value, even if the cumulative return of its underlying index for the year was 0%. The volatility of ETFs or instruments that reflect the value of the underlying index, such as swaps, may differ from the volatility of a Fund's underlying index.
Bull Fund
One Year Index	200% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Leverage Risk
To achieve its daily investment objective, each Fund employs leverage and is exposed to the risk that adverse daily performance of a Fund's underlying index will be magnified. This means that, if a Fund's underlying index experiences an adverse daily performance, an investment in the Fund will be reduced by an amount equal to 2% for every 1% of adverse performance, not including the costs of financing leverage and other operating expenses, which would further reduce its value.
A Fund could theoretically lose an amount greater than its net assets if its underlying index moves more than 50% in a direction adverse to the Fund (meaning a decline in the value of the underlying index of a Bull Fund). Leverage will also have the effect of magnifying any differences in a Fund’s correlation with the underlying index.
To fully understand the risks of using leverage in a Fund, see “Effects of Compounding and Market Volatility Risk” above.
Gain Limitation Risk
Rafferty will attempt to position each Fund’s portfolio to ensure that a Fund does not gain or lose more than 90% of its NAV on a given day. As a consequence, a Fund’s portfolio should not be responsive to underlying index movements of more than 45% in a given day. For example, for a Bull Fund, if its underlying index were to gain 50%, its gains should be limited to a daily gain of 90% (i.e. 200% of 45%) rather than 100% (i.e. is 200% of 50%).
Statutory Prospectus Changes
Effective after market close on October 29, 2020, the leverage disclosure on the cover page of the Prospectus for the Funds is replaced in its entirety with the following:
The shares offered in this prospectus (each a "Fund" and collectively the "Funds") are listed and traded on the NYSE Arca, Inc.

Each Fund seeks daily leveraged investment results and are intended to be used as a short-term trading vehicle. Each Fund attempts to provide daily investment results that correspond to two times the performance of its underlying index. A Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. The Funds are very different from most mutual funds and exchange-traded funds. Investors should note that:
(1)	Each Fund pursues a daily leveraged investment objective, which means that a Fund is riskier than alternatives that do not use leverage because a Fund magnifies the performance of its underlying index.
(2)	The pursuit of daily investment objectives means that the return of a Fund for a period longer than a full trading day will be the product of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the volatility of the underlying index may affect a Fund’s return as much, or more than, the return of the underlying index. Further, the return for investors that invest for periods less than a full trading day will not be the product of the return of a Fund’s stated daily leveraged investment objective and the performance of the underlying index for the full trading day. During periods of high volatility, a Fund may not perform as expected and a Fund may have losses when an investor may have expected gains if a Fund is held for a period that is different than one trading day.
The Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Funds should:
(a)	understand the risks associated with the use of leverage;
(b)	understand the consequences of seeking daily leveraged investment results; and
(c)	intend to actively monitor and manage their investments.
Investors who do not understand the Funds or do not intend to actively manage their funds and monitor their investments should not buy the Funds.
There is no assurance that any Fund will achieve its investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.
If a Fund’s underlying index moves more than 50% on a given trading day in a direction adverse to a Fund, a Fund’s investors would lose all of their money. The Funds' investment adviser, Rafferty Asset Management, LLC, will attempt to position a Fund’s portfolio to ensure that a Fund does not lose more than 45% of its net asset value on a given trading day. The cost of such downside protection will be limitations on a Fund’s gains. As a consequence, a Fund’s portfolio may not be responsive to underlying index movements beyond 45% on a given trading day, whether that movement is favorable or adverse to a Fund. For example, if a Fund’s underlying index was to gain 50%, the Fund might be limited to a daily gain of 45%, which corresponds to 200% of an underlying index gain of 45%, rather than 200% of an underlying index gain of 50%.
The fourth paragraph under the “Overview of the Funds” section of the Statutory Prospectus is deleted and replaced with the following:
The Bull Funds seek daily leveraged investment results, before fees and expenses, of 200% of the daily performance of an underlying index. If, on a given day, the underlying index gains 1%, the Bull Funds are designed to gain approximately 2% (which is equal to 200% of 1%). Conversely, if the underlying index loses 1% on a given day, the Bull Funds are designed to lose approximately 2%. The Funds seek leveraged investment results on a daily basis -- from the close of regular trading on one trading day to the close on the next trading day -- which should not be equated with seeking a leveraged investment objective for any other period. The Funds are designed as short-term trading vehicles. The Funds are intended to be used by investors who intend to actively monitor and manage their portfolios.
Additionally, the applicable disclosure under the “Additional Information Regarding Investment Techniques and Policies” heading in the statutory prospectus for the Funds will be replaced with the following:
A Cautionary Note to Investors Regarding Dramatic Index Movement. A Bull Fund seeks daily exposure to its underlying index equal to 200% of its net assets. As a consequence, a Fund could lose an amount greater than its net assets in the event of a movement of its underlying index in excess of 50% in a direction adverse to the Fund (meaning a decline in the value of the underlying index of a Bull Fund). Rafferty will attempt to position each Fund’s portfolio to ensure that a Fund does not gain or lose more than 90% of its NAV on a given day. If Rafferty successfully positions a Fund’s portfolio to provide such limits, a Fund’s portfolio and NAV will not be responsive to movements in its underlying index beyond 50% in a given day, whether that movement is favorable or adverse to the Fund. For example, if a Bull Fund’s underlying index were to gain 50%, the Bull Fund would be limited to a daily gain of 90%, which corresponds to 200% of an underlying index gain of 45%, rather than 100%, which is 200% of the underlying index gain of 50%. It may not be possible to limit a Fund’s losses, and shareholders should not expect such protection. The risk of total loss exists.
Examples of the Impact of Daily Compounding. Seeking daily leveraged investment results provides potential for greater gains and losses for the Funds relative to its underlying index’s performance. For a period longer than one day, the pursuit of a daily investment objective will result in daily leveraged compounding for the Funds. This means that the return of an underlying index over a period of time greater than one day multiplied by a Fund’s daily leveraged investment objective

(e.g., 200%) generally will not equal a Fund’s performance over that same period. As a consequence, investors should not plan to hold the Funds unmonitored for periods longer than a single trading day. Further, the return for investors that invest for periods less than a full trading day or for a period different than a trading day will not be the product of the return of a Fund’s stated daily leveraged investment objective and the performance of the underlying index for the full trading day. The Funds are not suitable for all investors.
Consider the following examples:
Mary is considering investments in two Funds, Funds A and B. Fund A is a traditional index ETF which seeks (before fees and expenses) to match the performance of the XYZ index. Fund B is a leveraged ETF and seeks daily leveraged investment results (before fees and expenses) that correspond to 200% of the daily performance of the XYZ index.
On Day 1, the XYZ index increases in value from $100 to $105, a gain of 5%. On Day 2, the XYZ index declines from $105 back to $100, a loss of 4.76%. In the aggregate, the XYZ index has not moved.
An investment in Fund A would be expected to gain 5% on Day 1 and lose 4.76% on Day 2 to return to its original value. The following example assumes a $100 investment in Fund A when the index is also valued at $100:
Day	Index Value	Index Performance	Value of Investment
	$100.00		$100.00
1	$105.00	5.00%	$105.00
2	$100.00	-4.76%	$100.00
The same $100 investment in Fund B, however, would be expected to gain in value on Day 1 but decline in value on Day 2.
The $100 investment in Fund B would be expected to gain 10% on Day 1 (200% of 5%) but decline 9.52% on Day 2.
Day	Index Performance	200% of Index Performance	Value of Investment
			$100.00
1	5.00%	10.0%	$110.00
2	-4.76%	-9.52%	$99.52
Although the percentage decline in Fund B is smaller on Day 2 than the percentage gain on Day 1, the loss is applied to a higher principal amount, so the investment in Fund B experiences a loss even when the aggregate index value for the two-day period has not declined. (These calculations do not include the charges for expense ratio and financing charges.)
As you can see, an investment in Fund B has additional risks due to the effects of leverage and compounding.
The Funds are very different from most mutual funds and ETFs. Each Fund pursues a daily leveraged investment objective, which means that the Funds are riskier than alternatives that do not use leverage because the Funds magnify the performance of the underlying index. An investor who purchases shares of a Fund intra-day will generally receive more, or less, than 200% exposure to the underlying index from that point until the end of the trading day. The actual exposure will be largely a function of the performance of the underlying index from the end of the prior trading day. If a Fund’s shares are held for a period longer than a single trading day, the Fund’s performance is likely to deviate from 200% of the return of the underlying index’s performance for the longer period. This deviation will increase with higher underlying index volatility and longer holding periods.
For periods longer than a trading day, volatility in the performance of the underlying index from day to day is the primary cause of any disparity between a Fund’s actual returns and the returns of the underlying index for such period. Volatility causes such disparity because it exacerbates the effects of compounding on a Fund’s returns. In addition, the effects of volatility are magnified in the Funds due to leverage. For example, consider the following three examples that demonstrate the effect of volatility on a hypothetical fund:
Example 1 – Underlying Index Experiences Low Volatility
Mary invests $10.00 in a hypothetical Bull Fund at the close of trading on Day 1. During Day 2, the Fund’s underlying index rises from 100 to 102, a 2% gain. Mary’s investment rises 4% to $10.40. Mary holds her investment through the close of trading on Day 3, during which the Fund’s underlying index rises from 102 to 104, a gain of 1.96%. Mary’s investment rises to $10.81, a gain during Day 3 of 3.92%. For the two day period since Mary invested in the Fund, the underlying index gained 4% although Mary’s investment increased by 8.1%. Because the underlying index continued to trend upwards with low volatility, Mary’s return closely correlates to the 200% return of the return of the underlying index for the period.
Example 2 – Underlying Index Experiences High Volatility
Mary invests $10.00 in a hypothetical Bull Fund after the close of trading on Day 1. During Day 2, the Fund’s underlying index rises from 100 to 102, a 2% gain, and Mary’s investment rises 4% to $10.40. Mary continues to hold her investment through the end of Day 3, during which the Fund’s underlying index declines from 102 to 98, a loss of 3.92%. Mary’s investment declines by 7.84%, from $10.40 to $9.58. For the two day period since Mary invested in the Fund, the Fund’s underlying index lost 2%

while Mary’s investment decreased from $10 to $9.58, a 4.2% loss. The volatility of the underlying index affected the correlation between the underlying index’s return for the two day period and Mary’s return. In this situation, Mary lost more than two times the return of the underlying index.
Example 3 – Intra-day Investment with Volatility
The examples above assumed that Mary purchased the hypothetical Bull Fund at the close of trading on Day 1 and sold her investment at the close of trading on a subsequent day. However, if she made an investment intra-day, she would have received a beta determined by the performance of the underlying index from the end of the prior trading day until her time of purchase on the next trading day. Consider the following example.
Mary invests $10.00 in a hypothetical Bull Fund at 11 a.m. on Day 2. From the close of trading on Day 1 until 11 a.m. on Day 2, the underlying index moved from 100 to 102, a 2% gain. In light of that gain, the Fund beta at the point at which Mary invests is 196%. During the remainder of Day 2, the Fund’s underlying index rises from 102 to 110, a gain of 7.84%, and Mary’s investment rises 15.4% (which is the underlying index gain of 7.84% multiplied by the 196% beta that she received) to $11.54. Mary continues to hold her investment through the close of trading on Day 3, during which the Fund’s underlying index declines from 110 to 90, a loss of 18.18%. Mary’s investment declines by 36.4%, from $11.54 to $7.34. For the period of Mary’s investment, the Fund’s underlying index declined from 102 to 90, a loss of 11.76%, while Mary’s investment decreased from $10.00 to $7.34, a 27% loss. The volatility of the underlying index affected the correlation between the underlying index’s return for period and Mary’s return. In this situation, Mary lost more than two times the return of the underlying index. Mary was also hurt because she missed the first 2% move of the underlying index and had a beta of 196% for the remainder of Day 2.
The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Such investors are expected to monitor and manage their portfolios frequently. Investors in the Funds should: (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not understand the Funds, or do not intend to actively manage their funds and monitor their investments, should not buy the Funds. There is no assurance that any of the Funds offered in this Prospectus will achieve their investment objectives and an investment in any Fund could lose money. No single Fund is a complete investment program.
Market Volatility. Each Fund seeks to provide a return which is a multiple of the daily performance of its underlying index. No Fund attempts to, and no Fund should be expected to, provide returns which are a multiple of the return of the underlying index for periods other than a single day. Each Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses.
Daily rebalancing will impair a Fund’s performance if the underlying index experiences volatility. For instance, a Fund would be expected to lose 4% (as shown in Table 1 below) if its underlying index provided no return over a one year period and experienced annualized volatility of 20%. If the underlying index’s annualized volatility were to rise to 40%, the hypothetical loss for a one year period for a Fund widens to approximately 15%.
At higher volatility levels, there is a chance of a complete loss of Fund assets even if the underlying index is flat. For instance, if annualized volatility of an underlying index were 90%, the Funds based on an underlying index would be expected to lose more than 76% of their value, even if the underlying index returned 0% for the year. An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.
Table 1
Volatility Range	2X Bull Fund Loss
10%	-1%
20%	-4%
30%	-9%
40%	-15%
50%	-23%
60%	-33%
70%	-47%
80%	-55%
90%	-76%
100%	-84%
Table 2 shows the annualized volatility for each of the indexes to which one of the Funds is benchmarked over the five year period ended December 31, 2019. The Funds’ underlying indexes have historical volatility rates over that period ranging from 15.93% to 24.44%. Since market volatility, like that experienced by the markets recently, has negative implications for the Funds which rebalance on a calendar month basis, investors should be sure to monitor and manage their investments in the Funds, particularly in volatile markets. The negative implications of volatility noted in Table 1 can be combined with the recent volatility ranges of various indexes in Table 2 to give investors some sense of the risks of holding the Funds for long periods. These tables are intended to simply underscore the fact that the Funds that seek calendar month leveraged investment results are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios.
Table 2 – Historic Volatility of each Fund’s Benchmark Index
Index	5-Year Historical Volatility Rate
Indxx Global Robotics and Artificial Intelligence Thematic Index (Commenced Operations 8/29/16)	N/A
MSCI India Index	15.93%
S&P Latin America 40 Index	24.44%
The Projected Return of a Fund for a Single Trading Day. Each Fund seeks to provide a daily return that is 200% of the daily return of an underlying index. Doing so requires the use of leveraged investment techniques, which necessarily incur financing charges. In light of the financing charges and each Fund’s operating expenses, the expected return of a Fund over one trading day is equal to the gross expected return, which is the daily underlying index return multiplied by a Fund’s daily leveraged investment objective, minus (i) financing charges incurred by the portfolio and (ii) daily operating expenses. For instance, if the MVIS Russia Index returns 2% on a given day, the gross expected return of the Direxion Daily Russia Bull 2X Shares would be 4%, but the net expected return, which factors in the cost of financing the portfolio and the impact of operating expenses, would be lower. Each Fund will reposition its portfolio at the end of every trading day. Therefore, if an investor purchases Fund shares at close of the markets on a given trading day, the investor’s exposure to the underlying index of a Fund would reflect 200% of the performance of the underlying index during the following trading day, subject to the charges and expenses noted above.
The Projected Returns of a Fund for Intra-Day Purchases. Because each Fund rebalances its portfolio once daily, an investor who purchases shares during a day will likely have more, or less, than 200% leveraged investment exposure to the underlying index. The exposure to the underlying index received by an investor who purchases a Fund intra-day will differ from the Fund’s stated daily leveraged investment objective (e.g., 200%) by an amount determined by the movement of the underlying index from its value at the end of the prior day. If the underlying index moves in a direction favorable to the Fund between the close of the market on one trading day through the time on the next trading day when the investor purchases Fund shares, the investor will receive less exposure to the underlying index than the stated fund daily leveraged investment objective (e.g., 200%). Conversely, if the underlying index moves in a direction adverse to the Fund, the investor will receive more exposure to the underlying index than the stated fund daily leveraged investment objective (e.g., 200%).
Table 3 below indicates the exposure to the underlying index that an intra-day purchase of a Fund would be expected to provide based upon the movement in the value of a Fund’s underlying index from the close of the market on the prior trading day. Such exposure holds until a subsequent sale on that same trading day or until the close of the market on that trading day. For instance, if the underlying index of a Fund has moved 5% in a direction favorable to a Fund, the investor would receive exposure to the performance of the underlying index from that point until the investor sells later that day or the end of the day equal to approximately 191% of the investor’s investment.
Conversely, if the underlying index has moved 5% in a direction unfavorable to a Fund, an investor at that point would receive exposure to the performance of the underlying index from that point until the investor sells later that day or the end of the day equal to approximately 211% of the investor’s investment.
The table includes a range of underlying index moves from 20% to -20% for a Fund. Movement of underlying index beyond the range noted below will result in exposure further from a Fund’s daily leveraged investment objective.
Table 3
Index Move	Resulting Exposure for a Fund
-20%	267%
-15%	243%
-10%	225%
-5%	211%
0%	200%
5%	191%
10%	183%
15%	177%
20%	171%
The following charts set out a range of hypothetical calendar month performances during a given calendar year of an index and demonstrate how changes in the index impact the Funds’ performance for each calendar month and cumulatively up to, and including, the entire calendar year. The charts are based on a hypothetical $100 investment in a Fund over a 12-month calendar period and do not reflect expenses of any kind.

Table 4 – The Index Lacks a Clear Trend for a Period Longer Than One Month
	Index			Fund
	Value	Calendar Month Performance	Cumulative Performance	NAV	Calendar Month Performance	Cumulative Performance
	100			$100.00
January	105	5.00%	5.00%	$110.00	10.00%	10.00%
February	110	4.76%	10.00%	$120.48	9.52%	20.47%
March	100	-9.09%	0.00%	$ 98.57	-18.18%	-1.43%
April	90	-10.00%	-10.00%	$ 78.86	-20.00%	-21.14%
May	85	-5.56%	-15.00%	$ 70.10	-11.12%	-29.91%
June	100	17.65%	0.00%	$ 94.83	35.30%	-5.17%
July	95	-5.00%	-5.00%	$ 85.35	-10.00%	-14.65%
August	100	5.26%	0.00%	$ 94.34	10.52%	-5.68%
September	105	5.00%	5.00%	$103.77	10.00%	3.76%
October	100	-4.76%	0.00%	$ 93.89	-9.52%	-6.12%
November	95	-5.00%	-5.00%	$ 84.50	-10.00%	-15.51%
December	105	10.53%	5.00%	$102.29	21.06%	2.28%
The cumulative annual performance of the underlying index in Table 4 is 5%. The hypothetical return of a Fund for the calendar year is 2.28%. The volatility of the underlying index’s performance and the lack of a clear trend means that a Fund’s gain or losses bear little relationship to the performance of the underlying index for the year.
Table 5 – The Index Rises in a Clear Trend
	Index			Fund
	Value	Calendar Month Performance	Cumulative Performance	NAV	Calendar Month Performance	Cumulative Performance
	100			$100.00
January	102	2.00%	2.00%	$104.00	4.00%	4.00%
February	104	1.96%	4.00%	$108.08	3.92%	8.08%
March	106	1.92%	6.00%	$112.24	3.84%	12.23%
April	108	1.89%	8.00%	$116.47	3.78%	16.47%
May	110	1.85%	10.00%	$120.78	3.70%	20.78%
June	112	1.82%	12.00%	$125.18	3.64%	25.17%
July	114	1.79%	14.00%	$129.65	3.58%	29.66%
August	116	1.75%	16.00%	$134.20	3.50%	34.19%
September	118	1.72%	18.00%	$138.82	3.44%	38.81%
October	120	1.69%	20.00%	$143.53	3.38%	43.50%
November	122	1.67%	22.00%	$148.31	3.34%	48.30%
December	124	1.64%	24.00%	$153.18	3.28%	53.16%
The cumulative annual performance of the index in Table 5 is 24%. The hypothetical return of a Fund for the calendar year is 53.16%. In this case, because of the trend, the Fund’s gain is greater than 200% of the index gain for the year.

Table 6 – The Index Declines in a Clear Trend
	Index			Fund
	Value	Calendar Month Performance	Cumulative Performance	NAV	Calendar Month Performance	Cumulative Performance
	100			$100.00
January	98	-2.00%	-2.00%	$ 96.00	-4.00%	-4.00%
February	96	-2.04%	-4.00%	$ 92.08	-4.08%	-7.92%
March	94	-2.08%	-6.00%	$ 88.24	-4.16%	-11.75%
April	92	-2.13%	-8.00%	$ 84.49	-4.26%	-15.51%
May	90	-2.17%	-10.00%	$ 80.82	-4.34%	-19.17%
June	88	-2.22%	-12.00%	$ 77.22	-4.44%	-22.76%
July	86	-2.27%	-14.00%	$ 73.71	-4.54%	-26.27%
August	84	-2.33%	-16.00%	$ 70.29	-4.66%	-29.71%
September	82	-2.38%	-18.00%	$ 66.94	-4.76%	-33.05%
October	80	-2.44%	-20.00%	$ 63.67	-4.88%	-36.32%
November	78	-2.50%	-22.00%	$ 60.49	-5.00%	-39.50%
December	76	-2.56%	-24.00%	$ 57.39	-5.12%	-42.60%
The cumulative annual performance of the index in Table 6 is -24%. The hypothetical return of a Fund for the calendar year is -42.60%. In this case, because of the trend, the Fund’s decline is less than 200% of the index decline for the year.
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For more information, please contact the Fund at (833) 547-4417.

Please retain this Supplement with your Summary Prospectus and Prospectus.

DIREXION SHARES ETF TRUST
Direxion Daily MSCI India Bull 3X Shares (INDL)
Direxion Daily Latin America Bull 3X Shares (LBJ)
Direxion Daily Robotics, Artificial Intelligence, & Automation Index Bull 3X Shares (UBOT)
(the “Funds”)

Supplement dated October 9, 2020 to the
Statement of Additional Information (“SAI”)
dated February 28, 2020, as last supplemented

Effective after market close on October 29, 2020, the Board of Trustees of Direxion Shares ETF Trust (“Trust”), based upon the recommendation of Rafferty Asset Management, LLC, the adviser for the Funds, each a series of the Trust, has approved the below revisions to the Funds’ names, investment objectives, and investment strategies. During the transition period leading up to the changes noted below, some, or all, of the Funds may not achieve their current investment objectives of seeking daily leveraged investment results, before fees and expenses, of 300% of the performance of their underlying index.
Effective after market close October 29, 2020, the leverage disclosure on the cover page of the SAI for the Funds is replaced in its entirety with the following:
The shares offered in this prospectus (each a "Fund" and collectively the "Funds") are listed and traded on the NYSE Arca, Inc.
Each Fund seeks daily leveraged investment results and are intended to be used as a short-term trading vehicle. Each Fund attempts to provide daily investment results that correspond to two times the performance of its underlying index. A Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. The Funds are very different from most mutual funds and exchange-traded funds. Investors should note that:
(1)	Each Fund pursues a daily leveraged investment objective, which means that a Fund is riskier than alternatives that do not use leverage because a Fund magnifies the performance of its underlying index.
(2)	The pursuit of daily investment objectives means that the return of a Fund for a period longer than a full trading day will be the product of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the volatility of the underlying index may affect a Fund’s return as much, or more than, the return of the underlying index. Further, the return for investors that invest for periods less than a full trading day will not be the product of the return of a Fund’s stated daily leveraged investment objective and the performance of the underlying index for the full trading day. During periods of high volatility, a Fund may not perform as expected and a Fund may have losses when an investor may have expected gains if a Fund is held for a period that is different than one trading day.
The Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Funds should:
(a)	understand the risks associated with the use of leverage;
(b)	understand the consequences of seeking daily leveraged investment results; and
(c)	intend to actively monitor and manage their investments.
Investors who do not understand the Funds or do not intend to actively manage their funds and monitor their investments should not buy the Funds.
There is no assurance that any Fund will achieve its investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.
If a Fund’s underlying index moves more than 50% on a given trading day in a direction adverse to a Fund, a Fund’s investors would lose all of their money. The Funds' investment adviser, Rafferty Asset Management, LLC, will attempt to position a Fund’s portfolio to ensure that a Fund does not lose more than 45% of its net asset value on a given trading day. The cost of such downside protection will be limitations on a Fund’s gains. As a consequence, a Fund’s portfolio may not be responsive to underlying index movements beyond 45% on a given trading day, whether that movement is favorable or adverse to a Fund. For example, if a Fund’s underlying index was to gain 50%, the Fund might be limited to a daily gain of 45%, which corresponds to 200% of an underlying index gain of 45%, rather than 200% of an underlying index gain of 50%.
Any and all references to 300% in the Funds’ SAI are replaced with 200%.
The fourth paragraph under the “Direxion Shares ETF Trust” section of the SAI is deleted and replaced with the following:

The Bull Funds seek daily leveraged investment results, before fees and expenses, of 200% of the daily performance of an underlying index. If, on a given day, the underlying index gains 1%, the Bull Funds are designed to gain approximately 2% (which is equal to 200% of 1%). Conversely, if the underlying index loses 1% on a given day, the Bull Funds are designed to lose approximately 2%. The Funds seek leveraged investment results on a daily basis -- from the close of regular trading on one trading day to the close on the next trading day -- which should not be equated with seeking a leveraged investment objective for any other period. The Funds are designed as short-term trading vehicles. The Funds are intended to be used by investors who intend to actively monitor and mange their portfolios.
The last paragraph under the “Direxion Shares ETF Trust” section of the SAI is deleted and replaced with the following:
If a Fund’s underlying index moves more than 50% on a given trading day in a direction adverse to the Fund, the Fund’s investors would lose all of their money. Rafferty will attempt to position each Fund’s portfolio to ensure that a Fund does not gain or lose more than 90% of its net asset value (“NAV”) on a given trading day. As a consequence, a Fund’s portfolio should not be responsive to underlying index movements beyond 45% on a given trading day, whether that movement is favorable or adverse to the Fund. For example, if a Bull Fund’s underlying index was to gain 50% on a given trading day, that Fund should be limited to a gain of 90% for that day, which corresponds to 200% of an underlying index gain of 45%, rather than 200% of an underlying index gain of 50%.
Additionally, the “Investment Policies and Techniques – Leverage” section is replaced in its entirety as follows:
Leverage
Each Fund intends regularly to use leveraged investment techniques in pursuing its investment objectives. Utilization of leverage involves special risks and should be considered to be speculative. Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the amount of the Fund’s net assets. Leverage creates the potential for greater gains to shareholders of a Fund during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage is likely to cause higher volatility of the NAV of each Fund’s Shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires a Fund to pay interest which would decrease the Fund’s total return to shareholders. If each Fund achieves its investment objective, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had a Fund not been leveraged.
Special Note Regarding the Correlation Risks of the Funds. As discussed in the Prospectus, each Fund is “leveraged” in the sense that it has an investment objective to match 200% of the performance of its underlying index on a given day. Each Fund is subject to all of the correlation risks described in the Prospectus. In addition, there is a special form of correlation risk that derives from each Fund’s use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than, or less than, 200% of the performance of its underlying index.
A Fund’s return for periods longer than one day is primarily a function of the following:
a) underlying index performance;
b) underlying index volatility;
c) financing rates associated with leverage;
d) other fund expenses;
e) dividends paid by companies in the underlying index; and
f) period of time.
The fund performance for a Fund can be estimated given any set of assumptions for the factors described above. Illustrated below is the impact of two factors, underlying index volatility and underlying index performance, on a Fund. Underlying index volatility is a statistical measure of the magnitude of fluctuations in the returns of an index and is calculated as the standard deviation of the natural logarithms of one plus the index return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The illustration estimates Fund returns for a number of combinations of underlying index performance and underlying index volatility over a one year period and assumes: a) no dividends paid by the companies included in the underlying index; b) no fund expenses; and c) borrowing/lending rates (to obtain leverage) of zero percent. If fund expenses were included, a Fund’s performance would be lower than shown.
As shown below, a Fund would be expected to lose 6.1% if its underlying index provided no return over a one year period during which its underlying index experienced annualized volatility of 25%. If its underlying index’s annualized volatility were to rise to 75%, the hypothetical loss for a one-year period for a Fund widens to approximately 43%.
At higher ranges of volatility, there is a chance of a significant loss of value in a Fund. For instance, if an underlying index’s annualized volatility is 100%, a Fund would be expected to lose approximately 63.2% of its value, even if the cumulative return of its underlying index for the year was 0%. The volatility of ETFs or instruments that reflect the value of the underlying index, such as swaps, may differ from the volatility of a Fund's underlying index.

In the tables below, areas shaded green represent those scenarios where a Fund with the investment objective described will outperform (i.e., return more than) the underlying index’s performance times the stated multiple in the Fund’s investment objective; conversely areas shaded red represent those scenarios where the Fund will underperform (i.e., return less than) the underlying index’s performance times the stated multiple in the Fund’s investment objective.
The tables below are intended to underscore the fact that the Funds are designed as short-term trading vehicles for investors who intend to actively monitor and manage their portfolios. They are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For additional information regarding correlation and volatility risk for the Funds, see “Effects of Compounding and Market Volatility Risk” in the Prospectus.
Bull Fund
One Year Index	200% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
The foregoing table is intended to isolate the effect of underlying index volatility and underlying index performance on the return of a Fund. A Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of factors discussed above or under “Effects of Compounding and Market Volatility Risk” in the Prospectus.
* * * * *
For more information, please contact the Funds at (866) 476-7523.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI.